Exhibit 10.63
SUBSCRIPTION AGREEMENT

Cytori Therapeutics, Inc.
3020 Callan Road
San Diego, California 92121

Ladies and Gentlemen:

The undersigned (the “Investor”) hereby confirms and agrees with you as follows:

1.   This Subscription Agreement (this “Agreement”) is made as of the date set forth below between Cytori Therapeutics, Inc., a Delaware corporation (the “Company”), and the Investor.

2.   The Company has authorized the sale and issuance of (i) up to _______ shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), and (ii) warrants to purchase up to ________ shares of Common Stock in the form attached hereto as Exhibit B (the “Warrants” and together with the Shares, the “Securities”).  The purchase price for the Securities shall be $2.10 per unit, with each unit consisting of one (1) Share and one and four-tenths (1.4) Warrants (the “Offering”). The Offering and issuance of the Securities have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (No. 333-157023), including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein by the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) and any registration statement relating to the Offering and filed pursuant to Rule 462(b) under the Rules and Regulations (collectively, the “Registration Statement”).  The Investor acknowledges that the Company intends to enter into subscription agreements in substantially the same form as this Agreement with certain other investors.  The Company agrees that it shall use commercially reasonable efforts to list the Warrants on the Nasdaq Global Market as soon as practicable.

3.   As of the Closing (as defined below) and subject to the terms and conditions hereof,  the Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor such number of Shares and Warrants as is set forth on the signature page hereto (the “Signature Page”).  The Investor acknowledges that the Offering is not a firm commitment underwriting and that there is no minimum offering amount.  Certificates representing the Shares purchased by the Investor will not be issued to the Investor; instead, such Shares will be credited to the Investor using customary procedures for book-entry transfer through the facilities of The Depository Trust Company (“DTC”).  The Warrants will be issued by the Company, and delivered to the Investor, in physical form.  This Offering will not clear directly through the Placement Agent (as defined below) acting in such capacity. Consequently, the Investor must instruct their individual broker how to settle the transaction.

4.   The completion of the purchase and sale of the Securities shall occur at a closing (the “Closing”) which, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended, shall occur on March 13, 2009.  At the Closing, (a) the Company shall cause its transfer agent to release to the Investor the number of Shares being purchased by the Investor, (b) the Company shall deliver to the Investor the Warrants being purchased by the Investor and (c) the aggregate purchase price for the Securities being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.  The provisions set forth in Exhibit A hereto shall be incorporated herein by reference as if set forth fully herein.

5.   The Registration Statement filed by the Company with the Commission contains a prospectus (the “Base Prospectus”) and the Company will promptly file with the Commission a final prospectus supplement (collectively with the Base Prospectus, the “Prospectus”) with respect to the Registration Statement in conformity with the Securities Act, including Rule 424(b) thereunder.  The Investor hereby consents to the receipt of the Company’s Prospectus in portable document format, or .pdf, via e-mail.

6.   The Company has entered into a Placement Agency Agreement (the “Placement Agreement”), dated March 9, 2009 with Piper Jaffray & Co. (the “Placement Agent”), which will act as the Company’s placement agent with respect to the Offering and receive a fee in connection with the sale of the Securities.  The Placement Agreement contains certain representations and warranties of the Company.  The Company acknowledges and agrees that the Investor may rely on the representations and warranties made by it to the Placement Agent in Section 2 of the Placement Agreement to the same extent as if such representations and warranties had been incorporated in full herein and made directly to the Investor, which shall be a third party beneficiary thereof.  Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed to such terms in the Placement Agreement.

7.   The obligations of the Company and the Investor to complete the transactions contemplated by this Agreement shall be subject to the following:

(a)   The Company’s obligation to issue and sell the Securities to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Shares and Warrants being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

(b)   The Investor’s obligation to purchase the Securities will be subject to the condition that the Placement Agent shall not have: (i) terminated the Placement Agreement pursuant to the terms thereof or (ii) determined that the conditions to closing in the Placement Agreement have not been satisfied.

8.   The Company hereby makes the following representations, warranties and covenants to the Investor:

(a)   The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Company.  This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by any bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

(b)   The Company shall (i) before the opening of trading on the Nasdaq Global Market on the next trading day after the date hereof, issue a press release, disclosing all material aspects of the transactions contemplated hereby and (ii) make such other filings and notices in the manner and time required by the Commission with respect to the transactions contemplated hereby.  Upon the issuance of the press release described in the immediately preceding sentence, the Investor will not be in receipt of any material, non-public information provided to it by the Company, its officers or directors.  The Company shall not identify the Investor by name in any press release or public filing, or otherwise publicly disclose the Investor’s name, without the Investor’s prior written consent, unless required by law or the rules and regulations of any self-regulatory organization or exchange to which the Company or its securities are subject.

(c)           The making, execution and performance of this Agreement by the Company and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the charter, bylaws or other organizational documents of the Company, as applicable, (ii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over the Company or its properties (including federal and state securities laws and regulations and the rules and regulations of the Nasdaq Global Market) or (iii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for any conflict, breach, violation or default which is not reasonably likely to have a material adverse effect on the Company, its subsidiaries or any property or asset of the Company or any of its subsidiaries or the Company's performance of its obligations hereunder or the consummation of the transactions contemplated hereby.

(d)           The Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations hereunder in accordance with the terms hereof, other than (i) as may be required under the Securities Act, (ii) any necessary qualification of the Securities under the securities or blue sky laws of the various jurisdictions in which the Securities are being offered by the Placement Agent and (iii) under the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”).  All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence will be obtained or effected on or prior to the Closing, and the Company and its subsidiaries are unaware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.  The Company is not in violation of the requirements of the Nasdaq Global Market and has no knowledge of any facts which would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.

9.   The Investor hereby makes the following representations, warranties and covenants to the Company:

(a)   The Investor represents that (i) it has received or had full access to the Base Prospectus as well as the Company’s periodic reports and other information incorporated by reference therein, prior to or in connection with its receipt of this Agreement, (ii) it is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities representing an investment decision like that involved in the purchase of the Securities, and (iii) it does not have any agreement or understanding, directly or indirectly, with any person or entity to distribute any of the Securities.

(b)   The Investor has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.   The execution and delivery of this Agreement by the Investor and the consummation by it of the transactions contemplated hereunder have been duly authorized by all necessary action on the part of the Investor.  This Agreement has been executed by the Investor and, when delivered in accordance with the terms hereof, will constitute a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c)   The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

(d)   The making, execution and performance of this Agreement by the Investor and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the charter, bylaws or other organizational documents of such Investor, as applicable, or (ii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over such Investor or its properties, except for any conflict, breach, violation or default which is not reasonably likely to have a material adverse effect on such Investor’s performance of its obligations hereunder or the consummation of the transactions contemplated hereby.

(e)   The Investor will maintain the confidentiality of all information acquired as a result of the transactions contemplated herein prior to the public disclosure of that information by the Company.

(f)   Neither the Investor nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor has, directly or indirectly, engaged in any purchases or sales of the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the time that the Investor first discussed the transactions contemplated hereby with the Placement Agent or the Company.  “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether or not against the box, and all types of direct and indirect stock pledges, forward  sale contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.  The Investor covenants that neither it, nor any Person acting on behalf of, or pursuant to any understanding with or based upon any information received from, the Investor will engage in any purchases or sales of the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed or the transactions contemplated hereby are terminated.

(g)   The Investor represents that, except as set forth below, (i) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (ii) it is not a, and it has no direct or indirect association with any, FINRA member or an Associated Person (as such term is defined under the FINRA Membership and Registration Rules Section 1011) as of the date hereof, and (iii) neither it nor any group of investors (as identified in a public filing made with the Commission) of which it is a member, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.    Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

10.   Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor.

11.   This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

12.   The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

13.    In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

14.    This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

15.    This Agreement may be executed in counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when counterparts have been signed by each party hereto and delivered to the other party.

16.    The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement shall constitute written confirmation of the Company’s sale of Securities to such Investor.

17.    In the event that before the Closing the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.

INVESTOR SIGNATURE PAGE

Number of Shares:

Number of Warrants:
(such number to be equal to 140% of the number of Shares being purchased by the Investor)

Purchase Price Per Unit: $2.10

Aggregate Purchase Price: $

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: March ___, 2009

INVESTOR

By:
Print Name:
Title:
Name in which Securities are to be registered:  _____________________
Mailing Address:     ____________________________
____________________________
____________________________
Facsimile Number: _____________________
Email Address:  _____________________
Taxpayer Identification Number:  _________________________
Manner of Settlement of the Shares:  DWAC (see Exhibit A for explanation and instructions)

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)
DTC Participant Number
Name of Account at DTC Participant being credited with the Shares
Account Number at DTC Participant being credited with the Shares

Agreed and Accepted this _____ day of March, 2009:

CYTORI THERAPEUTICS, INC.

By:
Title:

Sales of the Securities purchased hereunder were made pursuant to a registration statement or in a transaction in which a final prospectus would have been required to have been delivered in the absence of Rule 172 promulgated under the Securities Act.

Exhibit A

INSTRUCTIONS FOR SETTLEMENT

Unless otherwise agreed to by the Company and the Investor, the following instructions shall govern the delivery of funds and the transfer of the Shares:

1.           Delivery of Funds

By NO LATER THAN 3:00 p.m. New York City time on March 11, 2009, wire the purchase price for the Securities to the trust account of JPMorgan Chase Bank, N.A, as Escrow Agent, using the wire transfer instructions below.

The wired funds will be held in escrow pursuant to the Escrow Agreement until the Closing and will be delivered by the Escrow Agent on your behalf to the Company upon the satisfaction, in the sole judgment of the Placement Agent, of the conditions set forth in Section 7(b) of the Subscription Agreement to which this Exhibit A is attached.

2.           Wire Transfer Instructions

JPMorgan Chase Bank
ABA # 021000021
Account No.:  XXXXXXXXX
Account Name: Cytori Therapeutics Subscription
Attention: Andy Jacknick/Debbie DeMarco

Please also coordinate with your financial institution to ensure that transaction fees are not inadvertently deducted from the wired funds prior to their receipt by JPMorgan Chase Bank.

Contact at the Escrow Agent:

Name:  Andy Jacknick - JPMorgan Chase Bank, N.A
Tel:  212-623-0241

3.           Initiation of DWAC and Transfer of Shares

The Shares will be sent from the Company's transfer agent, ComputerShare Investor Services, LLC, by DWAC to your prime broker.  You must contact your prime broker and ask them to initiate the DWAC or you will not receive the Shares.  The Shares will only be released after the Company’s receipt of the funds.

Exhibit B

FORM OF WARRANT